Exhibit 24.1







                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


Invicta Corporation

We hereby consent to the incorporation by reference in the Registration Statement the Form S-8 of our report dated April 13, 2001, which appears on page F-1 of the Form 10-KSB for the year ended December 31, 2000 for Invicta Corporation.


                                          /s/Schuhalter, Coughlin & Suozzo, LLC
                                          -------------------------------------
                                          Schuhalter, Coughlin & Suozzo, LLC


Raritan, NJ
November 30, 2001